UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2020

THL Credit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00789	27-0344947
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

100 Federal Street, 31st Floor,

Boston, MA 02110

(Address of principal executive offices)

Registrant’s telephone number, including area code (800) 450-4424

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TCRD	NASDAQ Global Select Market
6.75% Senior Notes due 2022	TCRZ	The New York Stock Exchange
6.125% Senior Notes due 2023	TCRW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On January 31, 2020, First Eagle Alternative Credit, LLC, formerly known as THL Credit Advisors LLC, the investment adviser (the “Adviser”) to THL Credit, Inc. (the “Company”), and First Eagle Investment Management, LLC (“First Eagle”) completed the previously announced acquisition of the Adviser (the “Transaction”) and, in conjunction with the completion of the Transaction, the Adviser’s name was changed to First Eagle Alternative Credit, LLC. The Transaction resulted in a change of control of the Adviser and an “assignment” of the prior investment management agreement, dated as of June 14, 2019, between the Company and the Adviser (the “Prior Investment Advisory Agreement”) under the Investment Company Act of 1940, as amended (the “1940 Act”), meaning that the Prior Investment Advisory Agreement terminated automatically by its terms. Because the Prior Investment Advisory Agreement terminated upon completion of the Transaction, the stockholders of the Company will be asked to approve a new investment management agreement (the “New Investment Advisory Agreement”) between the Company and the Adviser. All material terms of the New Investment Advisory Agreement will remain unchanged from the material terms of the Prior Investment Advisory Agreement. If approved by stockholders, the New Investment Advisory Agreement will become effective immediately. The Adviser and the Company entered into an interim investment management agreement (the “Interim Investment Advisory Agreement”) on January 31, 2020, that includes substantially the same terms as the Prior Investment Advisory Agreement and otherwise meets the requirements of Rule 15a-4 under the 1940 Act, including the escrowing of advisory fees pending stockholder approval of the New Investment Advisory Agreement.

In addition, the administration agreement, dated as of July 23, 2009 between the Company and the Adviser (the “Prior Administration Agreement”) was terminated and the Adviser and the Company entered into a new administration agreement (the “New Administration Agreement”) on January 31, 2020, the material terms of which remain unchanged from the Prior Administration Agreement.

Interim Investment Advisory Agreement

Pursuant to the Interim Investment Advisory Agreement, the Adviser, subject to the overall supervision of the Board of Directors (the “Board”), will continue to manage the Company’s day-to-day operations of and provide the Company with investment advisory services. Among other things, the Adviser will continue to: (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Company’s assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Company and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Company; (ii) supervise continuously the investment program of the Company and the composition of its investment portfolio; and (iii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Company in accordance with the terms of the Interim Investment Advisory Agreement.

The Adviser’s services under the Interim Investment Advisory Agreement are not exclusive, and the Adviser is free to furnish similar services to other entities so long as its services to the Company are not impaired.

Management Fee

There is no change in the management fees payable by the Company to the Adviser for investment advisory services under the Interim Investment Advisory Agreement. The Company will continue to pay the Adviser a base management fee and an incentive fee. The cost of both the base management fee payable to the Adviser and any incentive fees earned by the Adviser will ultimately be borne by the Company’s common stockholders. The base management fee is calculated at an annual rate of 1.00% of the Company’s gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined without deduction for any liabilities. The base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

Incentive Fee

The incentive fee has two components, based on ordinary income and capital gains. The ordinary income component is payable quarterly in arrears and the capital gains fee is payable annually in arrears, and calculated as follows:

The incentive fee on net investment income will be calculated by reference to the Trailing Twelve Quarter Period, as defined in the Interim Investment Advisory Agreement, commencing January 1, 2020. Preincentive fee net investment income will continue to be expressed as a rate of return on the value of the Company’s net assets as determined in accordance with U.S. generally accepted accounting principles (“GAAP”) calculated, and payable, quarterly in arrears at the end of the calendar quarter comprising the relevant Trailing Twelve Quarter Period. The hurdle amount for the incentive fee based on preincentive fee net investment income will continue to be determined on a quarterly basis and equal to 2.0% (or 8.0% annualized) but is multiplied by the net asset value attributable to the Company’s common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarter Period (also referred to as “minimum income level”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by the Company of shares of common stock, including issuances pursuant to the dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarter Period.

The calculation of preincentive fee net investment income continues to mean interest income, amortization of original issue discount, commitment and origination fees, dividend income and any other income (including any other fees, such as, structuring, diligence, managerial assistance and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s New Administration Agreement (discussed below)), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, preincentive fee net investment income continues to include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash.

The incentive fee based on preincentive fee net investment income for each quarter will be determined as follows:

•	The Adviser receives no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level;

•

Subject to the Incentive Fee Cap (as defined below), the Adviser receives 100% of the Company’s preincentive fee net investment income for the Trailing Twelve Quarter Period with respect to that portion of the preincentive fee net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) (also referred to as the “catch-up” provision); and

•	17.5% of the Company’s preincentive fee net investment income, if any, greater than 2.5% (10% annualized) for the Trailing Twelve Quarter Period.

The amount of the incentive fee on preincentive fee net investment income that is paid for a particular quarter equals the excess of the incentive fee so calculated minus the aggregate incentive fees on preincentive fee net investment income that were paid in respect of the eleven calendar quarters (or if shorter, the appropriate number of quarters that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarter Period but not in excess of the Incentive Fee Cap (as described below).

The foregoing incentive fee is subject to an Incentive Fee Cap (as defined as follows). The “Incentive Fee Cap” for any quarter is an amount equal to (a) 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarter Period, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarter Period. “Cumulative Net Return” means (x) preincentive fee net investment income in respect of the relevant Trailing Twelve Quarter Period minus (y) any Net Capital Loss (as defined below), if any, in respect of the relevant Trailing Twelve Quarter Period. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company pays no incentive fee based on income to the Adviser for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to the Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company pays an incentive fee based on preincentive fee net investment income to the Adviser equal to the Incentive

Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on preincentive fee net investment income that is payable to the Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company pays an incentive fee based on income to the Adviser equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap. “Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

Capital gains incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing with the calendar year ending on December 31, 2020, and is calculated at the end of each applicable year by subtracting (1) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) the Company’s cumulative aggregate realized capital gains, in each case calculated from the Commencement Date. If the amount so calculated is positive, then the Capital Gains Fee for such year is equal to 17.5% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then no Capital Gains Fee will be payable for such year.

Each of the ordinary income and capital gains components of the incentive compensation accrue as a liability for us each time the Company calculatees the amounts the Company owes the Adviser based on net asset value. Further, for financial statement purposes only, the Company is required under GAAP to accrue a capital gains incentive compensation based upon net realized capital gains and unrealized capital appreciation and depreciation on investments held at the end of each quarter when the Company determines net asset value for financial statement purposes. The accrual of this capital gains incentive compensation under GAAP assumes all unrealized capital appreciation and depreciation is realized in order to reflect a capital gains incentive compensation that would be accrued but not payable to the Adviser at each measurement date. It should be noted that a fee so calculated and accrued under GAAP is not permitted to be paid under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and would not be paid based upon such computation of capital gains incentive fees in subsequent periods until there is a sale or other disposition of the investment. Amounts actually paid to the Adviser will be consistent with the Advisers Act and the formula reflected in the Existing Agreements which specifically excludes consideration of unrealized capital appreciation.

Duration and Termination

The Interim Investment Advisory Agreement will remain in effect until June 29, 2020, unless the Company receives stockholder approval of the New Investment Advisory Agreement prior to the termination date. Upon receipt of stockholder approval, the Interim Investment Advisory Agreement will terminate immediately and the New Investment Advisory Agreement will go into effect.

Indemnification

The Interim Investment Advisory Agreement, like the Prior Investment Advisory Agreement, provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Interim Investment Advisory Agreement or otherwise as the Company’s investment adviser.

Board Approval

The Board, including all of the Independent Directors, unanimously approved the Interim Investment Advisory Agreement on January 28, 2020, and the Interim Investment Advisory Agreement became effective upon the closing of the Transaction. The Interim Investment Advisory Agreement was not subject to stockholder approval. The Board, including all of the Independent Directors, also unanimously approved the New Investment Advisory Agreement on January 28, 2020, subject to stockholder approval. Stockholders will be asked to vote on the New Investment Advisory Agreement at a special stockholder meeting. Further details regarding the special stockholder meeting and the New Investment Advisory Agreement will be provided in the Company’s definitive proxy statement once filed with the securities and exchange commission (the “SEC”).

The Interim Investment Advisory Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

New Administration Agreement

Under the New Administration Agreement, as in the Prior Administration Agreement, the Adviser performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Adviser assists in determining and publishing the Company’s net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

The Company will reimburse the Adviser for its allocable portion of the costs and expenses incurred by the Adviser for overhead in performance of its duties under the New Administration Agreement and the Interim Investment Advisory Agreement, including facilities, office equipment and the Company’s allocable portion of the cost of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Adviser relating to any administrative or operating services provided by the Adviser to the Company. The Company’s Board reviews the allocation methodologies with respect to such expenses. Under the New Administration Agreement, the Adviser provides, on behalf of the Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that the Company’s Adviser outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Adviser.

Duration and Termination

Unless earlier terminated as described below, the New Administration Agreement will remain in effect for two years from the date of its execution and thereafter from year-to-year if approved annually by the Board or by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, including, in either case, approval by a majority of the directors who are not interested persons. The New Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. The New Administration Agreement may also be terminated, without penalty, upon the vote of a majority of the Company’s outstanding voting securities.

Board Approval

The Board, including all of the Independent Directors, unanimously approved the New Administration Agreement on January 28, 2020 and the New Administration Agreement became effective at the closing of the Transaction. The New Administration Agreement was not subject to stockholder approval and, therefore, stockholders are not being asked to approve the New Administration Agreement. All material terms in the New Administration Agreement remain unchanged from the administration agreement in effect prior to the completion of the transaction.

The New Administration Agreement is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The first two paragraphs of Item 1.01 above are incorporated by reference into this Item 1.02.

Additional Information about the Transaction and Where to Find It

In connection with seeking stockholder approval of the New Investment Advisory Agreement, the Company intends to file relevant materials with the SEC, including a proxy statement. Investors and security holders are urged to read the proxy statement and any other documents filed with the SEC if and when such documents become available because they will contain important information about the Company and the New Investment Advisory Agreement. The proxy statement, if and when available, will be mailed to stockholders of the Company entitled to vote on the matters to be submitted for their approval. Investors and security holders will be able to obtain free copies of the proxy statement and any other relevant documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov, or can be obtained free of charge at the Company’s website (www.THLCreditBDC.com), or by writing to the Company at 100 Federal Street, 31st Floor, Boston, MA 02110, Attention: Corporate Secretary.

Participants in Solicitation Relating to the Stockholder Approval

The Company, the Adviser, First Eagle and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the matters to be submitted to the stockholders of the Company for their approval in connection with the stockholder approval of the New Investment Advisory Agreement. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on May 3, 2019. Additional information regarding the interests of such potential participants would be included in the proxy statement and other relevant documents filed with the SEC in connection with the Transaction when they become available. These documents are available free of charge using the sources indicated above.

No Offer or Solicitation

This Current Report is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in the Company or in any fund or other investment vehicle.

Forward-Looking Statements

This document contains forward-looking information related to the Company and the Transaction that are based on current expectations, estimates, forecasts, opinions and beliefs, and may constitute “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “estimate,” “intend,” “continue,” or “believe,” or the negatives thereof or other variations thereon or comparable terminology. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or forecasted in the forward-looking information or statements. Such factors that could cause actual results to differ include, but are not limited to, the following: (i) a delay in receiving stockholder approval of the New Investment Advisory Agreement, (ii) that the proposed transaction may disrupt current plans and operations of the Company and (iii) the risks discussed in the Company’s public filings with the SEC, including its annual reports on Form 10-K and quarterly reports on Form 10-Q. All such forward-looking statements speak only as of the date they are made. Except as required by law or regulation, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Interim Investment Management Agreement, dated as of January 31, 2020, between THL Credit, Inc. and First Eagle Alternative Credit, LLC

10.2	Administration Agreement, dated as of January 31, 2020, between THL Credit, Inc. and First Eagle Alternative Credit, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THL CREDIT, INC.

Date: February 4, 2020	By:	/s/ Terrence W. Olson
	Name:	Terrence W. Olson
	Title:	Chief Financial Officer, Chief Operating Officer & Treasurer